Exhibit 99.B(m)(8)(i)

SCHEDULE A

ING Classic Money Market Fund

Class A

Class B

Class C

ING High Yield Bond Fund

Class A

Class B

Class C

ING Intermediate Bond Fund

Class A

Class B

Class C